Equitable Life Financial Insurance Company

Equitable Life Financial Insurance Company of America

Supplement dated May 20, 2022 to the current prospectuses for:

•	Investment Edge
•	Investment Edge 15.0
•	Retirement Cornerstone® Series 13.0
•	Retirement Cornerstone® Series 15.0
•	Retirement Cornerstone® Series 15A
•	Retirement Cornerstone® Series 15B
•	Retirement Cornerstone® Series 17
•	Retirement Cornerstone® Series 17 Series E
•	Retirement Cornerstone® Series 19
•	Retirement Cornerstone® Series 19 Series E

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity and life contracts and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “prospectus”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

NOTICE OF LIQUIDATION

The Company has been informed that the Franklin Multi-Asset Dynamic Multi-Strategy VIT (the “Portfolio”) will be liquidated at the close of business on or about August 19, 2022 (the “Liquidation Date”). The Franklin Multi-Asset Dynamic Multi-Strategy VIT variable investment option (the “Investment Option”), currently available in your contract, invests in the Portfolio. Consequently, we will close the Investment Option as of the Liquidation Date.

Prior to the Liquidation Date, you may transfer any account value allocated to the Investment Option to another investment option. This transfer will not count against the number of free transfers permitted annually. If you still have account value allocated to the Investment Option on the Liquidation Date, shares of the Portfolio held for you in the Investment Option will be exchanged for shares of the EQ/Money Market Portfolio (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the EQ/Money Market variable investment option (the “Money Market Investment Option”) and any current allocation instructions for the Investment Option will be replaced with the Money Market Investment Option.

The Money Market Portfolio prospectus contains information about its objectives, investment strategies, risks, fees, and expenses. Please read it carefully before investing. You may contact us to obtain another copy of the Money Market Portfolio prospectuses.

As mentioned above, if you would like to make a transfer directly from the Investment Option into one or more of the other investment options, we must receive instructions from you prior to the Liquidation Date. We have enclosed a One-Time Transfer and Investment Option Selection form in case you prefer to transfer your account value in this investment option or provide us with new allocation instructions prior to the Liquidation Date. You can also make transfers and/or amend allocation instructions via your Equitable Client portal account by visiting our website at: www.equitable.com.

Retirement Cornerstone® is issued by and is a registered service mark of Equitable Financial Life

Insurance Company Equitable Financial).

Co-distributed by affiliates Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and Equitable Distributors, LLC.

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2022 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd., Jersey City, NJ 07310

212-554-1234

SAR-IE-IE 15 RC 13-19E	Catalog No. 164384 (5.22)
IM-64-22 (5/22)